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FEDERATED HIGH YIELD TRUST
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Supplement to Prospectus dated April 30, 2007

Please insert the following as the final paragraph of the section entitled "What are the Fund's Investment Strategies?"

"Because the Fund refers to high-yield investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in investments rated below investment grade."

                                                                October 18, 2007



Cusip 314197104
37607 (10/07)